                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2001
                                                        -------------------

                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)


     New York                     333-68848                   13-3840732
------------------------   ------------------------   --------------------------
  (State or other                (Commission                (IRS Employer
  jurisdiction of                File Number)            Identification No.)
  incorporation)


                300 Tice Boulevard                             07675
                Woodcliff Lake, NJ
----------------------------------------------------- --------------------------
     (Address of principal executive offices)                 Zip Code



           Registrant's telephone, including area code: (201) 782-9084


                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events
         ------------

         Filing of Legality and Tax Opinions
         -----------------------------------

         Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to the legality of the Company's Series 2001-3 Mortgage Loan Asset-Backed Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------------                           -----------

(99.1)                                      Legal Opinion

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CHASE FUNDING, INC.

Date: September 27, 2001
                                               By:       /s/ Eileen A. Lindblom
                                                      -------------------------
                                               Name:  Eileen A. Lindblom
                                               Title: Vice President

                                INDEX TO EXHIBITS


Exhibit No.          Description                 Page
-----------          -----------                 ----

(99.1)               Legal Opinion                5